EXHIBIT 10.121

CONFORMED COPY


                  INTEGRATED CONCEPTS AND RESEARCH CORPORATION
                          TIME and MATERIAL SUBCONTRACT
                             AGREEMENT AVT. 05.00.0K


This Subcontract is made by and between Integrated Concepts and Research Corporation ("ICRC"), a District of Columbia Corporation, having offices located at 1033 North Fairfax Street, Alexandria, Virginia 22314 and HiEnergy Technologies, Inc. ("Subcontractor), a State of Delaware Corporation, with executive offices located at 1601-B Alton Parkway, Irvine, California 92606. Either ICRC or subcontractor may either singularly or collectively be referred to hereafter respectively as "Party" or "Parties".

This Subcontract is for the service(s) and/or deliverable(s) provided by Subcontractor in support of ICRC's Prime Contract Number DAAE07-02-C-L062 (the "Prime Contract") with the United States Army Tank - Automotive and Armaments Command, Warren Michigan ("ICRC Customer" or "TACOM"). The services and/or deliverables specified in Section C are being procured by ICRC on a Time and Materials (T&M) basis as specified herein.


SECTION A - SCOPE OF AGREEMENT

A.1   CONTENTS OF SUBCONTRACT

This Subcontract consists of the following Sections:

      Section A - Scope of Agreement
      Section B - Subcontract Term, Ceiling Price, Hourly Rates and Payment Section C - Statement of Work
      Section D - General Terms and Conditions
      Section E - Supplemental Terms and Conditions Applicable to Services Section F - Prime Contract Flow Down Provisions

A.2      ORDER OF PRECEDENCE

In the event of an inconsistency between any of the provisions of this Subcontract, the inconsistency shall be resolved by giving precedence to the provisions of the Subcontract in the following order:

(1) Section A, Scope of Agreement and Section B, Subcontract Term, Ceiling Price, Hourly Rates and Payment

(2) Section D, General Terms and Conditions, and
Section E, Supplemental Terms and Conditions Applicable to Services

     (3) Section C, Statement of Work

     (4) Section F, Prime Contract Flow Down Provisions


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A.3   ENTIRE AGREEMENT

This Subcontract in its entirety, including those documents and/or provisions incorporated by reference, constitutes the entire contractual agreement between the Parties hereto and supersedes all prior written or oral communications agreements or understandings of the Parties with respect to the subject matter of this Subcontract. All provisions on Subcontractor's forms shall be deemed deleted. A waiver or amendment of any provision may only be made in writing, signed by the authorized representatives of both Parties. The failure of either Party to insist upon strict performance of any of the terms and conditions in this Subcontract, or to exercise any rights or remedies, shall not be construed as a waiver of its rights to assert any of the same or to rely on any such terms or conditions at any time thereafter. The headings within this Subcontract are for convenience only and will not affect the interpretation of this Subcontract. Any provision or provisions of this Subcontract prohibited by, or unlawful under, any applicable law of any jurisdiction shall, as to such jurisdiction, be made invalid or unenforceable, without invalidating the remaining provisions of this Subcontract.



AGREED TO BY:


Integrated Concepts & Research                     HiEnergy Technologies, Inc.
Corporation


By: /s/ James W. Lexo                              By: /s/ Dr. Bogdan C. Maglich
      --------------------------                       -------------------------
Name:    James W. Lexo                             Name:  Dr. Bogdan C. Maglich
Title:      President & CEO                        Title: Chairman & CEO


Date: 7-18-05                                     Date: 7-15-05
      --------------------------                        ------------------------


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SECTION B - SUBCONTRACT TERM, CEILING PRICE, HOURLY RATES AND PAYMENT

ICRC shall reimburse Subcontractor as specified in this Section for the delivery of the services and/or deliverable(s) as detailed in Section C, Statement of Work, subject to the terms and conditions set forth in this Subcontract.

B.1   SUBCONTRACT TERM

The term of this Subcontract shall be for the period from the June 28, 2005 through February 28, 2006 or (1) termination in accordance with the terms of this Subcontract or (2) expiration, cancellation or termination of ICRC's Prime Contract. Time is of the essence in performance of this Subcontract.

B.2   CEILING PRICE AND FUNDING BY COST ELEMENT.

            B.2.1 Ceiling Price. The ceiling price for this Subcontract is $333,688.10

            B.2.2 Labor. The Subcontractor shall not expend more than 1,110 hours of direct labor effort or exceed $66,284.90 in total direct labor dollar expenditures. Of the before mentioned direct labor hours, Subcontract shall not perform more than -0- hours on-site at TACOM (reference Subcontract Section.E.6 entitled On-Site Services).

            B.2.3 Travel. The Subcontractor shall not expend more than $2,800 for travel related expenses. This not to exceed amount includes per diem, airfare, lodging, other associated costs, and any applicable indirect burden rate. No profit or fee is allowed on travel expenses. All travel shall be in accordance with the U.S. Government Joint Travel Regulations (JTR) and / or Federal Travel Regulations (FTR).

            B.2.4 Material. The Subcontractor shall not expend more than $264,603.20 for direct material or equipment charges and related expenses and applicable indirect burden rate. The $264,603.20 direct material charges amount consists of the below listed HiEnergy Technologies Commercial Items subtotaling $240,399.34 and a not to exceed amount of $24,203.96 for Subcontractor non-commercial items. Such non-commercial items consist of the vertex assembly, test kit (cables, coolant lines / PC), radiation shielding materials, and miscellaneous equipment and accessories. Any Profit applied to materials shall be in accordance with FAR 52.232-7 Payment under Time and Materials and Labor - Hour Contracts (Alternate I) (MAR 2000).

-------------------------------------------------------------- ------------- ---------------- ---------------------
      HiEnergy Technologies Commercial Items                     Quantity        Unit Price                 Total
-------------------------------------------------------------- ------------- ---------------- ---------------------
-------------------------------------------------------------- ------------- ---------------- ---------------------
Neutron Generator Subsystem
-------------------------------------------------------------- ------------- ---------------- ---------------------
  Neutron Generator (NEM16D)                                        1               $122,400              $122,400
-------------------------------------------------------------- ------------- ---------------- ---------------------
Data Acquisition Subsystem
-------------------------------------------------------------- ------------- ---------------- ---------------------
  Gamma Detector (GMX20P4)                                          2             $11,294.62            $22,589.24
-------------------------------------------------------------- ------------- ---------------- ---------------------
  X-Cooler (CFGXCOOLII)                                             2                 $6,360               $12,720
-------------------------------------------------------------- ------------- ---------------- ---------------------
  Data Interface Module (DIM-NEGGE)                                 2                   $900                $1,800
-------------------------------------------------------------- ------------- ---------------- ---------------------
  Spectroscopy Module (DSPEC)                                       2                 $9,600               $19,200
-------------------------------------------------------------- ------------- ---------------- ---------------------
  Host P.C. (EPIA-MII)                                              1                 $1,540                $1,540
-------------------------------------------------------------- ------------- ---------------- ---------------------
HiEnergy Firmware & Analytical Engine Subsystem
-------------------------------------------------------------- ------------- ---------------- ---------------------
  FPGA Board (ADM-XRC-II)                                           2                $18,000               $36,000
-------------------------------------------------------------- ------------- ---------------- ---------------------
  InterrogatorTM Software License (Single End-User)                 1                $16,000               $16,000
-------------------------------------------------------------- ------------- ---------------- ---------------------
Radiation Safety Subsystem
-------------------------------------------------------------- ------------- ---------------- ---------------------
  Meridian 5085 Neutron Survey Meter (M5085)                        1                  $5000                $5,000
-------------------------------------------------------------- ------------- ---------------- ---------------------
  Micro-1000 Gamma Dosimeter (MREM02)                               1                   $750                  $750
-------------------------------------------------------------- ------------- ---------------- ---------------------
Training Materials                                                  20                  $120                $2,400
-------------------------------------------------------------- ------------- ---------------- ---------------------
                          Subtotal                                                                     $240,399.24
-------------------------------------------------------------- ------------- ---------------- ---------------------


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B.3   LABOR CATEGORIES AND HOURLY RATES

The labor category descriptions in Attachment A are incorporated and made a part of this Subcontract. The following hourly rates applicable to said labor categories shall remain firm and fixed for the Subcontract Term:

      ------------------------------------------------- ------------------
                            Labor Labor Rate
      Categories
      ------------------------------------------------- ------------------
      Program Manager I                                 $65
      ------------------------------------------------- ------------------
      Program Manager II                                $75
      ------------------------------------------------- ------------------
      Physicist (Design Engr V)                         $60.10
      ------------------------------------------------- ------------------
      Engineer III                                      $62.50
      ------------------------------------------------- ------------------
      Program Analyst III                               $43.27
      ------------------------------------------------- ------------------
      Trainer (Engr. Tech)                              $75
      ------------------------------------------------- ------------------
      Engineering Technician I                          $20
      ------------------------------------------------- ------------------
      Engineering Technician III                        $36.06
      ------------------------------------------------- ------------------

Hourly Rates include all indirect burdens and profit.

B.4   FUNDING

Subcontractor shall notify ICRC in accordance with the FAR clause entitled Limitation of Cost whenever the Subcontractor has reason to believe that the funds allotted to this Subcontract are either insufficient or excessive for the performance required.

B.5   NOT TO EXCEED AMOUNTS

If, at any time, the Subcontractor has reason to believe that any amount of expense (in one or more categories of labor, material, and/or travel) which it expects to incur shall exceed the amount authorized, the Subcontractor shall provide such written notification to the ICRC project manager and contract representative for appropriate action. As a part of such notice, the Subcontract shall provide a revised statement of total hours and/or material or travel expense necessary to complete this Subcontract. The Subcontractor shall not exceed any amount authorized for an expense category without the express written permission of ICRC.

B.6   RESERVED


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B.7   SUBMISSION OF INVOICES AND PAYMENT

      B.7.1 Invoices shall be submitted in duplicate as specified below and shall be addressed as follows:

                Integrated Concepts & Research Corporation
                1115 East Whitcomb Avenue
                Madison Heights, Michigan 48071
                Attention:  Sandy Ardoin
                Reference:  Subcontract No. AVT.05.00.0K

Invoices in duplicate are to be submitted no more frequently than every two weeks for labor delivered and properly allocated costs. Invoices for labor costs must detail the number of hours by labor category delivered and applicable hourly rates. All other costs shall be clearly annotated as either "Material" or "Travel". All invoices with claims for costs other than labor shall include sufficient detail to allow verification of proper allocation of charges. Subcontractor's invoices shall contain the following information: (1) date of invoice, (2) ICRC Subcontract number (3) description of deliverables and/or services, (4) delivery date of deliverable(s) / period of performance for services, (5) quantity shipped, hours expended, as applicable (6) unit price (7) extended total reimbursable amounts, and (8) the Subcontract payment terms. Reimbursement of authorized and accepted services and expenses will be in accordance with FAR 52.232-7, Payments under Time and Materials and Labor - Hour Contracts (Alternate I) (March 2000).

      B.7.2 ICRC shall pay Subcontractor for services and/or deliverables upon receipt of invoice and within five days of receipt of payment from ICRC Customer.

      B.7.3 Subcontractor shall be responsible for the payment of all taxes pertaining to the services and or deliverables provided under this Subcontract, and shall be solely responsible for payment to all 3rd parties with whom it deals in providing such services and/or deliverables to ICRC. Upon request, ICRC will provide its Tax Exempt Certification Number.

      B.7.4 ICRC reserves the right to demand an offset against amounts payable to Subcontractor under this Subcontract for any claim or charge ICRC may have against Subcontractor with regard to billing activity for services and/or deliverables. ICRC shall provide written notice to Subcontractor in the event there is a billing dispute which requires an offset for a claim or charge by ICRC against amounts payable to Subcontractor. Subcontractor has the right to dispute the nature and/or amount of any offset under this clause, which dispute shall be resolved pursuant to Clause D.3.


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SECTION C - STATEMENT OF WORK

C.1   SCOPE

      C.1.1 The Subcontractor shall perform the following work in accordance with ICRC RFQ #ST-CBF-009 dated January 25, 2005.

      C.1.2 The Subcontractor shall procure, configure and calibrate the Neutron Generator Sub-System, HPGe Detectors w/DAQ Sub-System, Monitoring Sub-System hardware, and FPGA hardware in accordance with the proprietary engineering and design of its CarBomb FinderTM. The hardware will be acquired from trusted, best-of-class vendors with whom the Subcontractor has a proven relationship. Additionally, these vendors will have provided the software libraries necessary to allow the Subcontractor to build where necessary any customized control software and application interfaces.

      C.1.3 The Subcontractor will install and configure its proprietary Control Host Sub-System software which controls (with a minimum of input from the operator) the Neutron Generator, HPGe Detectors w/DAQ, Monitoring, and Data Analysis Module Sub-Systems. This hardware interfaces with drivers provided by the Subcontractor's vendors, and the software includes data management and integration as per the data collected from the sub-systems.

      C.1.4 The Subcontractor's in-house engineering and technical teams will install, calibrate and maintain its proprietary firmware and any translation of its InterrogatorTM software and proprietary algorithms for the Data Analysis Module Sub-System, and provide modifications where necessary for the required application.

      C.1.5 The Subcontractor will install and configure its proprietary User Interface Sub-System, and provide assistance in the communication of Subcontractor's proprietary server to the CBF-EV platform's client and any user interface and data systems produced by ICRC..

      C.1.6 The Subcontractor will design and manufacture a finished housing assembly for the CarBomb FinderTM head unit.

      C.1.7 The Subcontractor will assemble the CarBomb FinderTM head unit and configure all components previously mentioned and will perform all complete system testing at its facilities in Irvine, California, prior to its final installation on the CBF-EV.

      C.1.8 The Subcontractor will perform final testing on the completed vehicle at its facility in Irvine, California. After completion of testing the Subcontractor shall perform an onsite engineering review for final inspection and acceptance before shipment of the vehicle to the end user in Washington, D.C. or an alternative location determined by ICRC. ICRC shall assume responsibility for all vehicle shipment and handling costs to the Subcontractor facility and from the Subcontractor facility to the end user.

C.2   DELIVERABLES

      C.2.1 The Subcontractor shall provide a design of the CarBomb FinderTM head unit and housing assembly to ICRC no later than 30 days of subcontract execution. In addition, the Subcontractor shall provide a product specification with deployment scenarios to ICRC no later than 30 days of Subcontract execution, which will be used in support of the design and development of the deployment platform by ICRC.


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      C.2.2 The Subcontractor will deliver a test kit to allow for testing of the sensor outputs without actually using the sensor to produce data. This test kit will simulate the hardware functions and related data communications. The test kit shall also include a computer hardware specification including any connections or ports that are necessary to interface with their system. This test kit shall be delivered to the ICRC Program Manager no later than thirty
(30) days of Subcontract execution.

      C.2.3 The Subcontractor shall deliver a replica CarBomb FinderTM head unit with all components, including cooling lines and electrical connections, to Extreme CAD/CAM of Clinton Township, Michigan within ninety (90) days of Subcontract execution, which is required to allow for the testing of the final arm design including movement / positioning of the sensor, the collision avoidance system, and the motion detection system. The replica will have mass substitutes for the Neutron Generator and HPGe Detectors. At the option of the Subcontractor, the replica CarBomb FinderTM head unit will be returned to Subcontractor following either of the completion of the testing by Extreme CAD/CAM, or no later than the scheduled delivery of the final CarBomb FinderTM head unit. The Subcontractor shall also provide onsite support during the installation and testing of the replica CarBomb FinderTM head unit with the CBF-EV.

      C.2.4 The Subcontractor will deliver one (1) fully functional CarBomb FinderTM head unit, with all associated components, electronics, firmware and software license, to ICRC no later than February 10, 2006. Additionally, the Subcontractor shall provide training for the operation of the CarBomb FinderTM to ICRC personnel and end user personnel during the commissioning of the CBF-EV and deliver to ICRC the requisite training material and operating manuals prior to the start of training classes/activities.

C.3   NOTICE OF LATE DELIVERY

The Subcontractor shall immediately notify the ICRC project manager by telephone if dates by which work must be performed or deliverables must be delivered will not be met, followed promptly by written notice pursuant to Clause D.9.

C.4   PACKAGING

All data and/or items deliverable under this Subcontract shall be packaged and packed in accordance with good commercial practice. Packaging and packing shall be adequate to ensure arrival at destination without damage or loss. Any costs associated with the packaging and packing of the deliverables is considered shipping and handling costs and the responsibility of ICRC.

C.5   MAINTENANCE AND SUPPORT

Both Parties acknowledge that the Subcontractor has no obligation to provide maintenance and support for the CarBomb FinderTM other than that required for performance by Subcontractor under the warranties provided herein. ICRC and/or the ICRC Customer reserve an option to procure from Subcontractor an extended maintenance program at an additional cost to provide for timely service and repairs for all hardware and software products provided by Subcontractor. The maintenance program would provide 24-hrs-a-day, 7-days-a-week support and on-site response to a service call within the U.S. within 12 hours.

SECTION D - GENERAL TERMS AND CONDITIONS

      D.1   DEFINITIONS

For purposes of this Subcontract, the following terms shall have the meanings described below:


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Unless otherwise specified in this Subcontract, references to "days" shall refer to calendar days.

"Work Product" means the deliverables and documentation, including working papers, developed under this Subcontract.

      D.2   INSPECTION AND ACCEPTANCE

      D.2.1 All Work Product furnished under this Subcontract, and as described in Clause C.2, shall be subject to inspection and testing by ICRC and/or the ICRC Customer during the period of performance under this Subcontract. Inspection by ICRC of the Work Product shall be performed by ICRC and/or the ICRC Customer at the Subcontractor's facility in Irvine, CA prior to shipment. Subcontractor shall provide all reasonable facilities and assistance for the safety and convenience of ICRC's inspectors for any test made on Subcontractor's premises at no additional charge to ICRC or the ICRC Customer.

      D.2.2 The criterion for acceptance of the CarBomb FinderTM head unit (and all associated components, electronics and firmware/software) is the successful operation of the CarBomb FinderTM head unit (and all associated components, electronics and firmware/software) using the Subcontractor's standard test procedures and diagnostic test programs applicable to the items involved. All acceptance tests will be conducted by Subcontractor personnel prior to delivery, on a date agreeable to ICRC and/or the ICRC Customer. If neither ICRC or the ICRC Customer, or their respective representatives, attend, or request in writing a postponement of the performance of the scheduled tests, acceptance will be deemed to have been made upon successful completion of the acceptance tests which will be evidenced by the issuance and delivery of a Test Certificate to ICRC.

      D.2.3 Work Product supplied will be substantially in accordance with the specifications provided by the Subcontractor to ICRC, subject to reasonable variations. Subcontractor shall not be responsible for performance figures given in any source other than the specifications provided to ICRC. Subcontractor reserves the right to supply Work Product in fulfillment of its obligations hereunder, the design and/or constructions of which has been modified, provided that the general performance of the Work Product is not adversely affected.

      D.2.4 If Work Product does not conform to the specifications, drawings, and/or other data provided to ICRC, and the general performance of the Work Product has been adversely affected due to said non-conformance, or there is a failure by Subcontractor to comply with any warranty provided, ICRC reserves the right to reject the affected Work Product, whereupon ICRC will promptly deliver to Subcontractor a notice of rejection in accordance with Clause D.9. Said notice shall include the reason for the rejection and detail any variances in performance recognized by ICRC and/or ICRC Customer. If the Subcontractor fails to respond to the notice within eight (8) days or does not provide an acceptable plan to ICRC to remedy the claim within eight (8) days, ICRC may terminate this Subcontract for default.

      D.2.5 Payment for any Work Product shall not be deemed acceptance thereof.

      D.3   DISPUTES

      D.3.1 Disputes with the Government. If a decision is issued by the Contracting Officer under the Prime Contract "Disputes" Clause which relates to this Subcontract, ICRC shall notify Subcontractor of said decision. Such a decision shall be binding unless Subcontractor requests ICRC to appeal such decision on its behalf. If requested, ICRC will provide reasonable cooperation and assistance, and deliver to Subcontractor all information related to the Dispute with Government available to ICRC. ICRC is not obligated to pursue an appeal on the behalf of Subcontractor. Any final judgment in such an appeal shall be binding upon Subcontractor. If any such appeal is taken or brought by ICRC, Subcontractor shall be afforded a complete right of participation in the appeal to the extent Subcontractor's interests may be affected. If as a result of any decision or judgment which is binding upon Subcontractor and directly related to the performance of Subcontractor under this Subcontract, ICRC is unable to obtain reimbursement from the Government under the Prime Contract for, or is required to refund a credit to the Government of any amount with respect to any item of cost or fee for which ICRC has reimbursed Subcontractor,


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Subcontractor shall upon demand, promptly repay such amount to ICRC. To the extent requested by ICRC, Subcontractor shall prosecute for ICRC any appeal or suit taken or brought at Subcontractor's request and, in such event, ICRC shall assist Subcontractor in every reasonable manner. All costs and expenses incurred by Subcontractor and ICRC in prosecuting any appeal or suit taken or brought at Subcontractor's request shall be paid by Subcontractor. In the event ICRC refuses to pursue and appeal on Subcontractor's behalf then Subcontractor may bring suit against ICRC in accordance with the Disputes Between The Parties provision of this Subcontract in order to seek resolution and the findings of the Government on the matter shall not be binding.

      D.3.2 For any claims to be submitted under this Disputes with the Government provision in excess of $50,000, the Subcontractor shall certify to ICRC, as to Subcontractor's portion of the claim, that: (a) the claim is made in good faith, (b) the supporting data are accurate to the best of Subcontractor's knowledge and belief, and (c) the amount requested accurately reflects the Subcontract adjustment for which Subcontractor believes the Government liable.

      D.3.3 Disputes between the Parties. The Parties will attempt in good faith to resolve, by negotiation or mediation, any controversy or claim, not covered by the Disputes with the Government provision above regarding the rights and obligations under this Subcontract or its breach. Any dispute not disposed of within ninety (90) days from the date of notification, regardless of the causes of action alleged, the claim will be resolved by arbitration in the Commonwealth of Virginia, before a single arbitrator who is knowledgeable in diagnostic equipment and technologies. Such arbitration will be conducted pursuant to the then current Commercial Arbitration Rules of the American Arbitration Association. The Arbitrator shall be bound to follow the applicable subcontract provisions and the laws of the Commonwealth of Virginia and the federal substantive and procedural law of arbitration. The arbitrator's award will be final and binding, The arbitrator shall not have the power to award punitive or exemplary damages. Any claim or action must be brought within two years after the cause of action

      D.3.4 Continuation of Performance Pending Dispute. Pending any decision, appeal or judgment referred to in this section or the settlement of any dispute arising under this Subcontract, Subcontractor and ICRC shall proceed diligently with their performance of this Subcontract.

      D.3.5 The rights and obligations herein this Clause D.3 and the contained provisions shall survive expiration, termination, or final payment under this Subcontract.

D.4   TERMINATION

      D.4.1 Termination for Convenience. In the event the ICRC Customer terminates the Subcontractor's portion of work under this Subcontract, ICRC may terminate this Subcontract in whole or in part at any time for its convenience, upon the delivery by ICRC to Subcontractor a written notification of the date of termination and a copy of an official notice of termination from the ICRC Customer to ICRC respective to the Subcontractor's portion of work. On the date of termination, Subcontractor shall discontinue performance of the services and shall wholly comply with ICRCs instructions regarding such termination related to the requirements within this Subcontract. ICRC shall pay Subcontractor for deliverables delivered and services rendered through the effective date of termination.

      D.4.2 Termination for Default.

                  (a) Either Party may terminate this Subcontract for default upon written notice in the event a Party: (a) materially breaches any term, condition or provision of this Subcontract and does not cure or provide an acceptable plan to cure such failure within a period of eight (8) days after receipt of notice from the offended Party specifying such material breach; or
(b) becomes the subject of any proceedings under state or federal law for the relief of debtors or otherwise becomes insolvent, or bankrupt, or makes assignments for the benefit of creditors. A default shall not be deemed to have occurred until the end of any applicable cure period.


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      D.4.3 Additional Termination Provisions. The rights set forth above shall be in addition to any other rights of termination provided elsewhere in this Subcontract.

      D.4.4 Obligations Upon Termination. Any property including documentation the Subcontractor received from ICRC without obligation of payment will be immediately returned to ICRC by no later than the effective date of termination or expiration in the same condition that such property was received, less normal wear and tear and in the same or similar packing materials as received by Subcontractor.

D.5   NONDISCLOSURE

In entering this Subcontract, it may be necessary for either Party to provide proprietary information to the other. It is agreed that any disclosure of information shall be made only in accordance with the following provisions:

      D.5.1. "Proprietary Information" is defined as documented information originated by or peculiarly within the knowledge of a disclosing Party or its suppliers which is not generally available to the others without restriction by said disclosing Party or its suppliers. However, information shall not be considered to be Proprietary Information:

      (a) unless it is received from the other Party in writing and is clearly identified as proprietary information or marked with a notice stating restrictions as to its use or disclosure, and made to authorized representative(s) of the receiving Party; or, if orally disclosed, reduced to writing within thirty (30) days after such disclosure, and identified as specified above; or

      (b) if it becomes lawfully known to the receiving Party from a source other than the disclosing Party at the time of disclosure, without breach of this Subcontract; or

      (c) if it becomes publicly known through no wrongful act of the receiving Party, or is independently developed by the receiving Party without breach of this Subcontract; or

      (d) if it was is disclosed pursuant to the requirement of a governmental agency or court; or

      (e) if it relates to an item, component or process developed exclusively with government funds to which the United States Government has claimed, and both Parties have agreed to provide, "unlimited rights".

      D.5.2. With regard to Proprietary Information disclosed by either Party, the receiving Party agrees to take all steps necessary to:

      (a) to protect such information to the extent normally used in safeguarding its own proprietary information but in no event less than a standard of reasonable care; and

      (b) to protect and prevent disclosure to and/or use by third parties of any proprietary information of the other party; and

      (c) to hold all said proprietary information in confidence and not to, directly or indirectly, copy, publish, summarize or disclose to any person or entity such information without the other party's prior written consent; and


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      (d) until seven (7) years after the expiration or termination of this
Subcontract, unless otherwise mutually agreed to in writing by the Contract Representatives or their appointed replacements, whichever is earlier, (i) not to use such information for purposes other than evaluation or in connection with the Subcontract; and (ii) not to disclose such information to persons other than its directors, officers or employees (or agents or consultants who have signed confidentiality agreements containing terms and conditions materially the same as those contained in this nondisclosure agreement) who have a demonstrated "need to know".

      D.5.3. A receiving Party shall not be liable for disclosure of such information pursuant to Judicial action or Governmental regulations or requirements, provided that the receiving Party notifies the disclosing Party of the need for such disclosure promptly after such need becomes known, and prior to any disclosure of such information, which shall in all cases be only to the extent the disclosing Party is legally compelled.

      D.5.4. Exchange of information between the Parties is contemplated from the Effective Date of the Subcontract through its expiration or termination; all other provisions herein relating to holding in confidence all proprietary and/or confidential information received from the other Party shall remain in force and effect for the period as specified under subparagraph D.5.2.(d) above.

      D.5.5. No license to the other Party, under any patents, is granted by conveying proprietary information to that Party and none of such information which may be transmitted or exchanged by the respective Parties shall constitute any representation, warranty, assurance, guarantee of inducement by either Party to the other with respect to the infringement of patents or other rights of others.

D.6   CONTRACT COMMUNICATIONS

      D.6.1 The authorized contractual and technical representatives with regard to communications between the Parties on any issue related to the terms and conditions of the Subcontract, including the Statement of Work, are designated as follows:


         ICRC Representatives are:
              Contract Representative           Sandy Ardoin
              Technical Representative          Hans Steiniger

         Subcontractor Representatives are:
              Contract Representative           Roger Spillmann
              Technical Representative          Dr. Kevin McKinny

      D.6.2 At any time during this Subcontract, the Parties may designate a program manager, project coordinator, or other technical representatives with responsibility for day-to-day clarifications and guidance. However, the effort set forth in the Statement of Work shall be performed under the technical direction of ICRC Technical Representative. When, in Subcontractor's opinion, such technical direction constitutes a change to the Subcontract, the ICRC Contract Representative shall be notified immediately for authorization of such change. Until such authorization is granted by the ICRC Contract Representative, and accepted by Subcontractor Contract Representative, Subcontractor shall perform in accordance with the Subcontract as specified.

      D.6.3 No verbal or written request, notice, authorization, direction or order sent by one Party and received by the other, and no action taken by the Parties which by their nature effect a change in the Subcontract's terms and conditions, including the Statement of Work, shall be binding, or serve as the basis for a change in price or any other provision of this Subcontract, unless issued (or confirmed) in writing between the Contract Representatives in the manners indicated in the "Notices" section of this Subcontract.

      D.6.4 Each Party shall immediately notify the Contract Representatives whenever a verbal or written communication which will affect the price, schedule, or other terms or conditions of this Subcontract has been issued or received from a representative of ICRC or Subcontractor other than the Contract Representatives.

      D.6.5 ICRC shall be responsible for all liaisons and communications with ICRC's ICRC Customer as well as ICRC's other subcontractors for the term of this Subcontract. The Subcontractor shall not communicate with ICRC's ICRC Customer or ICRC's other subcontractors regarding this Subcontract except with the prior consent of ICRC.

D.7   ICRC FURNISHED PROPERTY

Any property furnished by ICRC to Subcontractor for its use under this Subcontract shall remain the property of ICRC or its ICRC Customer, and shall be used by Subcontractor solely for the purposes of performing under the terms of this Subcontract. Such property shall be held at the Subcontractor's risk, and shall be kept insured by the Subcontractor at the Subcontractor's expense while in Subcontractor's custody and control in an amount equal to the replacement cost thereof, with loss payable to ICRC. When so instructed by ICRC, the Subcontractor shall deliver any property owned or subject to use by ICRC to ICRC (or to any other person ICRC may designate) in good condition, ordinary wear and tear excepted, in the same or similar packing materials as received by Subcontractor, and such property shall be subject to repossession or removal by ICRC upon ICRC's instructions.

D.8   RESERVED

D.9   NOTICES

All notices (including requests, consents or waivers) made under this Subcontract will be in writing and delivered by facsimile, electronic mail or other electronic means, or by prepaid means providing proof of delivery. Notices are deemed duly given or sent when delivered with verified receipt, and will be sent to the following:

To Subcontractor:    HiEnergy Technologies, Inc.
                     1601-B Alton Parkway
                     Irvine, California 92606
                     Attention:  Roger Spillmann
                     Phone:           949.757.0855
                     Facsimile:       949.757.1477
                     E-mail:          rspillmann@hienergyinc.com

To ICRC:             Integrated Concepts & Research Corporation
                     1115 East Whitcomb Avenue
                     Madison Heights, Michigan 48071
                     Attention:       Sandy Ardoin
                     Phone No:        248.823.4273
                     Facsimile:       248.585.7533
                     E-mail:          sardoin@icrc-detroit.net

With a copy to:      Integrated Concepts and Research Corporation
                     1033 North Fairfax St., Suite 400
                     Alexandria, VA 22314
                     Attention:       Bill Clark, ICRC - Contracts Manager
                     Phone No:        (703) 519- 9901
                     Facsimile:       (703) 519- 9930
                     E-mail:          bclark@icrcsolutions.com

Either Party may change its respective information listed above upon notice as required by this provision.

D.10  FORCE MAJEURE

Neither Party is liable for failing to fulfill its obligations, in whole or in part, due to causes beyond its control, without fault or negligence. Examples of such causes include: (1) an act of God, (2) hostilities, war, rebellion, civil strife, or an invasion or an act of foreign enemy, (3) an act or omission of the U.S. Government, (4) any law, rule, regulation, order or other action by any public authority, (5) fires, (6) floods, (7) epidemics, (8) quarantine restrictions, (9) strikes, (10) freight embargoes (11) failure by the operator to obtain license to operate the equipment, and (12) inclement weather. A Party must use best efforts to notify the other of conditions that will result in a delay in or failure of performance ("Force Majeure Conditions") within three (3) working days of the occurrence. If a Force Majeure Condition, which limits, delays or prevents the Subcontractor from performing its obligations under this subcontract, continues for a period in excess of forty-five (45) days, ICRC may elect to: (1) terminate this Subcontract as to any product(s) not yet provided or to any services which have not been commenced or (2) suspend the Subcontract for the duration of the Force Majeure Condition, and as the case may be: (i) obtain product(s) and/or services elsewhere to perform the functions under this Subcontract; or (ii) resume performance once the Force Majeure Condition ceases with the option to extend such term up to the length of time the Force Majeure Condition endured.

D.11  INDEMNIFICATION

Each Party shall indemnify and save the other harmless from and against any and all liability for injury to persons or property occasioned wholly or in part by an act or omission of the other party, its sub-contractors or suppliers, or employees, including any and all expense, legal or otherwise, incurred by the injured party in the claim or suit, actual or threatened, arising out of the work done under this Subcontract; provided, however, that each party shall not be liable for injury to persons or property caused by the sole negligence of the other party, its agents or employees. Each Party shall notify the other within thirty (30) days of any claim or suit filed against the injured party which is covered by this indemnification provision and shall authorize representatives of the other party to settle or defend any such claim or suit and to represent the injured party in, or to take charge of, any litigation in connection therewith. Except as otherwise specifically provided in this Subcontract, each Party shall provide reasonable cooperation and assistance and keep the other party informed of the progress of the defense of any claim or suit and will confer with each other on strategies for the defense and settlement of the claim. Each Party's obligation to indemnify the other shall be reduced to the extent each Party's negligence contributed to the liability.

D.12  INFRINGEMENT

Subcontractor will defend at its expense any claim or suit, actual or threatened, brought against ICRC, its ICRC Customers, and distributors alleging any product infringes a patent, copyright, trade secret or other intellectual property right and will pay all costs and damages finally awarded, if ICRC provides Subcontractor (1) written notice within thirty (30) days of the claim;
(2) all information requested that ICRC possesses about the claim; (3) reasonable cooperation and assistance; and (4) sole authority to defend or settle the claim; provided, however, if the Prime Contract permits ICRC's ICRC Customer to elect to defend or settle the claim, Subcontractor shall furnish to ICRC's ICRC Customer or ICRC all evidence and information in possession of the Subcontractor pertaining to such claim, at Subcontractor's expense. In the event the product is held or is believed by Subcontractor to infringe, Subcontractor shall have the option, at its expense, to (a) modify the product to be non-infringing; (b) obtain for ICRC Customer a license to continue using the product; or (c) refund the material costs paid by ICRC Customer for the product. Subcontractor is not obligated to indemnify ICRC under this provision if the claim results only from: (i) Subcontractor's compliance with ICRC's designs;
(ii) the use of the product with other products not furnished or specified by Subcontractor provided there is a substantial non-infringing use for the product; or (iii) modifications to the product are not made by Subcontractor or are not made in accordance with Subcontractor's instructions.
When this Subcontract is performed under the authorization and consent of the United States Government to infringe United States patents (see FAR 52.227-1), Subcontractor's liability for infringement of such patents pursuant to such performance shall be limited to the extent of the obligation of ICRC to indemnify or hold harmless the United States Government.

D.13  INSURANCE

Both Parties will maintain during the term of this Subcontract, and at each of the Party's expense, all insurance required by law or if specified in the Statement of Work, including, without limitation, workers' compensation, general liability, product liability and automobile insurance, and such other insurance which is necessary or prudent in order to adequately protect Subcontractor and ICRC, and their officers, agents, and employees from harm, injury (including death) or damage relating to or resulting from the provision by Subcontractor and ICRC of products and/or services to ICRC Customer under this Subcontract. Each Party will furnish certificates of insurance showing compliance with these requirements to the other Party upon request. Each Party will ensure to the other that it will provide a minimum of : (a) $100,000 per accident for workman's compensation and employee liability insurance; $500,000 per occurrence for comprehensive general liability; and, $100,000 per person, $300,000 per occurrence for bodily injury liability and $20,000 for property damage liability for automobile insurance; (b) carry an endorsement that the insurance will be primary and the insurance, if any, maintained by the other Party will be excess. Each Party will furnish certificates of insurance showing compliance with these requirements upon request. Each Party will ensure the other Party receives at least one month's prior written notice of any changes to, or cancellation of, any of the required insurance policies.

D.14  LIMITATIONS OF LIABILITY

IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR DAMAGES FOR LOSS OF PROFITS, REVENUE, OR USE INCURRED BY THE OTHER OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT, OR TORT, OR OTHERWISE EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR CLAIMS FOR BODILY INJURY (INCLUDING DEATH) OR DAMAGE TO REAL OR TANGIBLE PERSONAL PROPERTY OR INTELLECTUAL PROPERTY INFRINGEMENT FOR WHICH A PARTY IS LEGALLY LIABLE, IN NO EVENT SHALL A PARTY'S CUMULATIVE LIABILITY TO THE OTHER, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EXCEED THE CEILING PRICE OF THIS SUBCONTRACT.

D.15  ASSIGNMENT

Subcontractor may not assign this Subcontract or its duties hereunder without the express written consent of ICRC, which consent will not be unreasonably withheld; however, such approved assignment shall not operate as a release of Subcontractor from any obligation hereunder arising prior to the effective date of the assignment.

D.16  PUBLICITY

No advertising, publicity release or similar public information concerning this Subcontract shall be published by either Party without the prior written consent of the other party.

D.17  RELATIONSHIP OF THE PARTIES

The only relationship between Subcontractor and ICRC which is intended to be created by this Subcontract is that of independent contractors, and neither Party shall be nor represent itself to be an agent, employee, partner or joint venture of the other, nor shall either Party transact any business in the name of the other, or on the other's behalf, or in any manner or form make promises, representations, or warranties or incur any liability, direct or indirect, contingent or fixed, for or on behalf of the other Party. Personnel supplied by Subcontractor will not for any purpose be considered employees, agents or lower-tier subcontractors of ICRC, nor will such personnel or Subcontractor be granted any rights under ICRC's employee benefit plans. Subcontractor assumes full responsibility for the action of such personnel and is solely responsible for their supervision, daily direction and control, payment of wages (including withholding of income taxes and social security), workers' compensation, disability benefits and the like.

D.18  CHOICE OF LAW

This Subcontract shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, as applied to contracts entered into and/or performed entirely in that jurisdiction, excluding its rules on conflicts of law and the United Nations Convention on Contracts for the International Sale of Goods (1980). Notwithstanding the foregoing, any provision in this Order that is
(i) incorporated in full text or by reference form, or substantially based on, the Federal Acquisition Regulation ("FAR") or similar governmental authority shall be construed and interpreted according to the federal common law of government contracts as applied by federal judicial bodies, Boards of Contract Appeals, and quasi-judicial agencies of the federal Government.

D.19  COMPLIANCE WITH LAWS

Subcontractor and all persons furnished by Subcontractor shall comply, at their own expense, with all applicable federal, state, and local laws, statues, ordinances, administrative or executive orders, regulations, and rules. Subcontractor agrees to submit all reports, certifications, and other documents as required. Subcontractor shall provide all product information related to the handling of the products purchased under this Subcontract as may be required by law.

ICRC and ICRC Customer agree to comply fully with all relevant export laws and regulations of the United States ("Export Laws") to assure that the product is not (1) exported, directly or indirectly, in violation of Export Laws; or (2) intended to be used for any purposes prohibited by the Export Laws. The SOFTWARE LICENSE AGREEMENT, WARRANTY, LIMITATIONS OF LIABILITY, INDEMNIFICATION, INFRINGEMENT, RIGHTS IN WORK, NON-DISCLOSURE, CONFIDENTIALITY, DISPUTES, TERMINATION, CHOICE OF LAW provisions of this Subcontract will survive the termination or expiration of this Subcontract.

SECTION E - SUPPLEMENTAL TERMS AND CONDITIONS APPLICABLE TO SERVICES

The following additional terms apply to all services to be performed under this
Subcontract:

E.1   FACILITIES

If any of the services are to be performed at ICRC Customer facilities, Subcontractor's employees, agents and lower-tier subcontractors will follow all of ICRC Customer policies and procedures concerning security, as well as all work rules and regulations, including the signing of a confidentiality agreement, when applicable, in a form acceptable to ICRC. ICRC is not responsible for the safekeeping of Subcontractor's property at ICRC Customer facilities.

t 0 6 E.2 REPLACEMENT OF PERSONNEL

For purposes of this Section, "Key Personnel" as identified below is defined as those individuals of the Subcontractor who are mutually recognized by ICRC and Subcontractor as essential to the successful completion and execution of this Subcontract.

      E.2.1 ICRC reserves the right to request the removal of any individual assigned to this subcontract, including Key Personnel, with reasonable cause. Reasonable cause for requesting removal of an individual will be based on the following: technical incompetence, inability to meet the position qualifications, failure to perform an assignment, poor attendance, ethics violation, unsafe work habits, damage to U. S. Government and/or ICRC property, or ICRC Customer dissatisfaction. Subcontractor will agree to immediately remove any individual of the Subcontractor so specified by ICRC with reasonable cause and ensure that such individual will not be reassigned to provide services or Work Product under this Subcontract. Subcontractor shall replace any removed individual with personnel substantially equal in ability and qualifications.

      E.2.2. Subcontractor may substitute Key Personnel assigned to provide services or Work Product under this Subcontract, subject to prior approval of ICRC in writing, which shall not be unreasonably withheld. Subcontractor shall replace any substituted Key Personnel with personnel substantially equal in ability and qualifications.

      E.2.3. In the event of any replacement of personnel and/or staffing change, ICRC shall not be charged by Subcontractor for the time required to train the replacement.

E.3   LOWER-TIER AGREEMENTS

Subcontractor will have written Subcontracts with each of its agents and lower-tier subcontractors sufficient to enable Subcontractor to comply with all of the terms and conditions of this Subcontract.

E.4   NON-SOLICITATION

Each party agrees that it will not, without prior written consent of the other party, solicit any employee of the other party who was directly involved in the provision of services hereunder, or induce such employee to leave the other party's employment, directly or indirectly, for a period of two (2) years after the most recent time such employee has performed or received services hereunder. The foregoing restriction shall not apply with respect to advertisements in newspapers, job fairs or unsolicited resumes or applications for employment.

E.5   PROGRESS REPORTS

Subcontractor will provide the designated ICRC Project Manager with monthly progress reports and will participate in monthly status review meetings with ICRC, at such times specified by ICRC. Such monthly review meetings will be for the purpose of:

(a) reviewing the progress of work by Subcontractor;

(b) modifying delivery or other dates provided in this Subcontract, if mutually agreed upon; (c) discussing and resolving any problems;

(d) formulating, if necessary, details of activity in the following month; and

(e) coordinating acceptance testing, installation and training schedules.

Additional meetings may be held, if requested by either party, at a time and place mutually agreed to by both parties.

E.6   ON-SITE SERVICES

The Parties recognize and agree that some of the services required under this Subcontract may be performed on-site at TACOM by one or more of Subcontractor employees. Any TACOM on-site Subcontractor services must be specifically authorized with a ceiling established for the maximum number of hours to be performed on-site. Said services shall be provided only in strict accordance wit the statement of work of this Subcontract. This is to ensure that TACOM / ICRC / Subcontractor adhere to the policies in the Office of Federal Procurement Policy Letter 92-1 and the Department of Defense Directive 4205-2. Subcontractor personnel rendering services under this Subcontract are not subject, by contract terms or in the manner of its administration, to the supervision and control usually prevailing in relationships between the Government and its employees. The Subcontractor agrees to refrain from any activity that will make their personnel appear, in effect, to be Government employees. The Subcontractor will not be reimbursed for any work that is outside this Subcontract's statement of work.

E.7   RIGHTS IN WORK

      E.7.1 Subcontractor rights to the Work Product developed hereunder shall be in accordance with the Federal Acquisition Regulation (FAR) intellectual property clauses incorporated herein. To read these clauses in proper context, the wording "Contracting Officer" or the "Government" shall not mean ICRC.

      E.7.2 Subcontractor represents to ICRC that it has developed exclusively at private expense all items described in the Section C herein, with exception to the work and deliverables referred to in Clauses C.1.6 and C.2.2.

      E.7.3 ICRC agrees that it shall have no rights to any computer software, computer database, technical data, detailed manufacturing or process data, documentation, intellectual property, or other technology, processes and materials developed, owned, disclosed or licensed by Subcontractor, other than to use the same to provide the service(s) and/or deliverable(s) in accordance with the Prime Contract.

E.8   SOFTWARE LICENSE AGREEMENT

Subcontractor grants to ICRC a non-exclusive end-user license for the InterrogatorTM software which shall be installed on the system by Subcontractor and used as necessary in performance of its contractual obligations as they relate to the Prime Contract The software shall be and remain the sole and exclusive products of Subcontractor. ICRC shall have no other rights whatsoever in or to the Software. ICRC agrees not to remove from any copies of the Software any statements appearing thereon regarding copyrights or proprietary rights of Subcontractor. ICRC shall not copy (in any form), distribute, sell, lease, assign, encumber, license or sub-license this Software or programs written using this Software to anyone other than the ICRC Customer without prior written consent from Subcontractor. ICRC hereby acknowledges and agrees that the Software may be licensed by Subcontractor to other users without limitation of any kind. ICRC acknowledges that the license granted hereby shall automatically transfer to ICRC Customer upon delivery of the system to ICRC Customer and extends solely to ICRC Customer and that Software shall not be used by any other division, subsidiary or affiliated entity. ICRC acknowledges that the computer program, manuals and related data which comprise or are related to the Software are proprietary products of Subcontractor who retains all rights, title and interest, including copyright to these products. ICRC agrees that the Software source code of Interrogator(TM) constitutes protected information, which is equivalent to trade secret information of Subcontractor, whether or not any portion thereof is or may be the subject of a valid copyright or patent. ICRC agrees not to reverse assemble, reverse compile, reverse engineer or otherwise attempt to discover the source code of any of the Software, except to the extent Licensee may be expressly permitted by HiEnergy. Any distribution, sale, or other disposition by the ICRC of the Software, including derivative modifications or extensions of them, and including any proprietary products, is expressly prohibited. ICRC recognizes and agrees that any unauthorized use or distribution of the Software or proprietary products would immediately and irreparably damage Subcontractor in a way not capable of being fully compensated by monetary damages in accordance with the "Indemnification" Section contained in this document, and accordingly, Subcontractor shall be entitled without waiving any other rights which Subcontractor may have, to injunctive relief in the event of any such unauthorized use, distribution or violation of this agreement.

The Software is subject to the U.S. Governments Restricted Rights Legend and use, duplication, or disclosure by the Government is subject to restrictions set forth in Subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 52.227-7013 of the Department of Defense Federal Acquisition Regulations (FAR).

E.9   WARRANTY OF SOFTWARE

For purposes of this Subcontract, "Licensee" shall mean the licensed end-user of the software which shall be limited to ICRC and/or ICRC Customer.

      E.9.1 During the warranty period, Subcontractor shall: (i) provide maintenance or support for the Software; and (ii) notify Licensee of bug fixes, patches, or upgrades to the Software (if any). If, in its sole discretion, Subcontractor makes a Software bug fix, patch or upgrade available to Licensee and does not separately enter into a written license agreement with Licensee relating to such bug fix, patch or upgrade, then it shall be deemed incorporated into the Software and subject to this Agreement.

      E.9.2 The Software has been thoroughly tested by Subcontractor and will perform the functions as described. However, should Licensee have a demonstrable problem with the product Licensee will immediately provide Subcontractor written or verbal notice describing said problem. Subcontractor agrees to respond within two (2) working days of receipt of notice in order to verify the problem. At its discretion, Subcontractor will: (a) immediately issue Licensee a new release of the product (at no charge); (b) resolve the problem within no later than thirty
(30) calendar days; and (c) issue Licensee a revised version (at no charge).

THE WARRANTIES DESCRIBED HEREIN ARE THE EXCLUSIVE WARRANTIES FOR THE SUBCONTRACTOR'S SOFTWARE AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED. SUBCONTRACTOR NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME

FOR IT ANY OTHER LIABILITY IN CONNECTION WITH THE SALE OR USE OF ITS SOFTWARE. NO WARRANTY OF ANY KIND IS MADE OR SHALL BE IMPOSED WITH RESPECT TO ANY SOFTWARE THAT IN SUBCONTRACTOR'S SOLE AND ABSOLUTE JUDGMENT HAS NOT BEEN PROPERLY INSTALLED OR HAS BEEN MODIFIED IN A WAY THAT AFFECTS PERFORMANCE OR RELIABILITY. CODE ALTERATION WHICH WAS NOT SPECIFIED BY SUBCONTRACTOR VOIDS THIS LIMITED WARRANTY. THE PARTIES AGREE THAT THE LICENSEE'S SOLE AND EXCLUSIVE REMEDY AGAINST SUBCONTRACTOR SHALL BE FOR THE REPAIR OR REPLACEMENT OF DEFECTIVE CODE. LICENSEE AGREES THAT NO OTHER REMEDY OR DAMAGES, INCLUDING BUT NOT LIMITED TO INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR LOST PROFITS, LOST SALES, LOSS OF USE, INJURY TO PERSON OR PROPERTY, OR ANY OTHER INCIDENTAL OR CONSEQUENTIAL LOSS, SHALL BE AVAILABLE TO IT. THE TERM OF THIS WARRANTY IS THE EARLIER OF ONE (1) YEAR FROM DATE OF ACCEPTANCE. IT IS EXPECTED THAT CODE UPGRADES WILL BE REQUIRED WITH FUTURE VERSIONS OF THIS SOFTWARE AND SUBCONTRACTOR FOR A PERIOD OF ONE (1) YEAR SHALL NOT CHARGE FEES FOR ANY SOFTWARE UPGRADES, SHOULD AN UPGRADE BE NECESSARY. THEREAFTER, THE LICENSEE WILL BE REQUIRED BY SUBCONTRACTOR TO PAY A MODEST FEE FOR ANY UPGRADES.

EXCLUDING CLAIMS FOR INTELLECTUAL PROPERTY INFRINGEMENT, IN NO EVENT SHALL SUBCONTRACTOR'S LIABILITY FOR DAMAGES ARISING FROM OR IN CONNECTION WITH THIS SOFTWARE LICENSE AGREEMENT EXCEED THE AMOUNT PAID BY LICENSEE FOR THE SOFTWARE. THE PROVISIONS OF THIS AGREEMENT ALLOCATE THE RISKS BETWEEN SUBCONTRACTOR AND LICENSEE. SUBCONTRACTOR'S PRICING REFLECTS THIS ALLOCATION OF RISK AND BUT FOR THIS ALLOCATION AND LIMITATION OF LIABILITY, LICENSEE WOULD NOT HAVE ACCEPTED THIS LICENSE. LICENSEE SHALL INDEMNIFY AND HOLD HARMLESS HIENRGY FROM AND AGAINST ANY AND ALL LIABILITY, DAMAGES, COSTS, LOSSES AND EXPENSES ARISING OUT OF OR IN CONNECTION WITH ANY PERSONAL INJURY, INCLUDING DEATH, OR ANY DAMAGE TO PROPERTY OR BUSINESS WHICH MAY BE SUFFERED BY USE, OPERATION, OR FAILURE TO OPERATE OF THE SOFTWARE FURNISHED HEREUNDER EXCEPT FOR THE NEGLIGENT ACTS OF SUBCONTRACTOR.

E.10  WARRANTY OF HARDWARE

      E.10.1 This Subcontractor will provide ICRC and/or the ICRC Customer with a limited parts warranty which provides that the CarBomb FinderTM head unit, with all associated components, electronics and firmware, excluding the Neutron Generator and Gamma Ray Detectors, will be free from defects in workmanship and materials and will conform to applicable specifications for a period of ninety
(90) days from the date of acceptance (the "Warranty period"), provided ICRC or the ICRC Customer gives written notice to Subcontractor of any defect within said Warranty period or within five (5) days thereafter.

      E.10.2 The Subcontractor will provide ICRC and/or the ICRC Customer with a limited warranty that the Neutron Generator and Gamma Ray Detectors will be free from defects in workmanship and materials and will conform to applicable specifications for a period of no less than ninety (90) days and up to the full warranty period offered by the manufacturer warranty. This warranty is pro-rated (that is, for example, if a Neutron Generator or Gamma Ray Detector became defective after four months of a one year warranty, ICRC and/or the ICRC

Customer would pay to Subcontractor four-twelfths of the price of a replacement of the Neutron Generator or Gamma Ray Detector). Credit toward refurbishment or replacement will be given to ICRC and/or ICRC Customer, at the manufacturer's option, and will be prorated from the date of original acceptance or for the Warranty period, as specified. This Warranty shall only be valid if the hardware is operated with the electronic and control equipment supplied by and in accordance with, written instructions by the Subcontractor.

ANY INSTALLATION, MAINTENANCE, REPAIR, SERVICE, RELOCATION OR ALTERATION TO OR OF, OR OTHER TAMPERING WITH, THE HARDWARE PERFORMED BY ANY PERSON OR ENTITY OTHER THAN SUBCONTRACTOR WITHOUT SUBCONTRACTOR'S PRIOR WRITTEN APPROVAL, OR ANY USE OF REPLACEMENT PARTS NOT SUPPLIED BY SUBCONTRACTOR, SHALL IMMEDIATELY VOID AND CANCEL ALL WARRANTIES WITH RESPECT TO THE AFFECTED HARDWARE. THIS WARRANTY IS EXCLUSIVE AND IS MADE IN LIEU OF ALL OTHER WARRANTIES. NO MODIFICATION OR ALTERATION OF THE FOREGOING WARRANTY AND LIMITATION OR REMEDIES PROVISIONS SHALL BE VALID OR ENFORCEABLE UNLESS SET FORTH IN A WRITTEN AGREEMENT SIGNED BY SUBCONTRACTOR AND ICRC AND/OR ICRC CUSTOMER.

IN NO EVENT SHALL TOTAL LIABILITY RELATED TO HARDWARE EXCEED THE TOTAL MATERIALS COST. IN NO EVENT SHALL SUBCONTRACTOR BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, NOR SHALL IT BE LIABLE FOR ANY OTHER DAMAGES, EXCEPT AS HEREINABOVE PROVIDED. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED.

E.11  WARRANTY OF SERVICES

      E.11.1 Subcontractor warrants and represents the following to ICRC, in carrying out the services to be performed for the delivery of a Work Product as described in the Statement of Work: The best technical practices, skills, procedures, care and judgment will be employed; the services required to delivery the Work Product will be performed in the most expeditious and economical manner consistent with ICRC meeting its ICRC Customer's requirements.

      E.11.2 Subcontractor will provide the services and Work Product in accordance with the requirements in the section of this Subcontract entitled Statement of Work.

      E.11.3 Other than for material supplied by ICRC: (i) the Work Product will be the original work of Subcontractor; (ii) Subcontractor possesses all necessary right, title and interest in the Work Product necessary for Subcontractor to grant to ICRC the rights and licenses stated in this Subcontract; (iii) the Work Product does not infringe on any third party's patent, copyright, trademark, trade secret or other intellectual property right; and (iv) any information that Subcontractor discloses to ICRC is not confidential to Subcontractor or to any third party.

      E.11.4 Subcontractor is under no obligation or restriction, nor will Subcontractor assume any, that will interfere or present a conflict of interest with the services performed hereunder.

      E.11.5 If the services performed in the delivery of the Work Product fail to conform to one or more of the warranties described in this Subcontract, Subcontractor shall be required to re-perform the services at no cost to ICRC. The remedies provided in this provision shall be in addition to such other rights as ICRC may have under this Subcontract or in law or equity.

ALL WARRANTIES UNDER THIS SUBCONTRACT SHALL SURVIVE INSPECTION, TESTING, ACCEPTANCE, AND PAYMENT AND SHALL RUN TO ICRC, ITS AFFILIATES, SUCCESSORS, ASSIGNS, AND ICRC CUSTOMER.

SECTION F - PRIME CONTRACT FLOW DOWN CLAUSES

F.1 The following clauses from the Prime Contract whether set forth in full text, amended text, or incorporated by reference are incorporated and made a part of this Subcontract. In all such clauses, unless the clause requires otherwise, the term "Contractor" shall mean "Subcontractor" and the term "Contract" shall mean this "Subcontract", the term "Work Directive" shall mean this "Subcontract", and the terms "Government", "Contracting Office" and equivalent phrases shall mean "ICRC" or an "ICRC representative" respectively unless the function to be performed can only be performed by the Government. It is intended that these incorporated clauses shall apply to Subcontractor in such manner as is necessary to reflect the position of Subcontractor as a subcontractor to ICRC, to insure Subcontractor obligations to ICRC and to the United States Government, and to enable ICRC to meet its obligations under its Prime Contract.

F.2   CLAUSES INCORPORATED IN FULL OR AMENDED TEXT

      F.2.1 Organizational Conflict of Interest

            (a) In accordance with FAR 9.505-1 - The Contractor understands and agrees that the Department of Defense will not consider it, its successors (hereinafter referred to as the Contractor) as a source of supply for any system or major component thereof, or training related thereto, for which the Contractor provides system engineering and technical direction under this contract. The Contractor further understands and agrees that it will not be allowed to be a subcontractor or consultant to a supplier of a system or any major component thereof, or training related thereto for which the Contractor provides system engineering and technical direction under this contract. This prohibition shall be in effect from contract award through one (1) year after the end of this contract.

            (b) The term "Contractor" herein means (i) the organization (hereinafter referred to as "it" or "its") entering into this contract with the U.S. Government, (ii) all business organizations with which it may merge, join or affiliate, now or in the future, and in any number whatever, or which hold or may obtain, by purchase or otherwise, direct or indirect control of it, (iii) its parent organization (if any) or its present or future subsidiaries, associates, affiliates, or holding companies, and (iv) any organization or enterprise over which it has direct or indirect control (now or in the future). The prior written approval of the Contracting Officer is required before any work to be performed under any work directive issued under this contract may be subcontracted to any of the organizations described in (ii), (iii), or (iv) immediately preceding.

            (c) The Contractor agrees to enter into written agreements with all companies to whose propriety data it shall have access to and shall protect such data from unauthorized use or disclosure as long as it remain proprietary. The Contractor shall furnish the Contracting Officer with copies of such written agreements in accordance with FAR 9.505-4.

            (d) The Contractor agrees to protect the proprietary data and rights of other organizations made available from any source, which were disclosed to it, directly or indirectly during the performance of this contract with the same caution that a reasonable, prudent contractor would use to safeguard their own proprietary data and rights. In addition, the Contractor agrees not to utilize the data in supplying hardware or in performing services or studies on contracts which may be awarded by the Department of Defense on a competitive basis. The Contractor agrees not to use proprietary data for any purpose other than that for which it was furnished.

            (e) Notwithstanding paragraph F2.1.1 above and any other provision herein, protection of and exclusion of use of proprietary date shall be extended for so long as the data remains proprietary. However, such protection and exclusion shall not be in effect when data are lawfully obtained by the Contractor from some other sources without restriction.

            (f) The Contractor shall not distribute reports, data or information of any nature arising from its performance under this contract, except as provided by this contract or as may be directed by the Contracting Officer. All Government-furnished proprietary data and any derivatives shall be returned to the Government at the end of the contract.

            (g) Subcontracts: The Contractor shall include the subject conflict of interest provision, including this paragraph, in subcontracts of any tier which involve access to information covered in F.2.1.1 above. The use of this clause in such subcontracts shall be read by substituting the word "subcontractor" for the word "contractor" whenever the latter appears.

            (h) The Contractor agrees to thoroughly educate its employees through formal training, company policy information directives and procedures, and by providing an awareness of the legal provisions of FAR Part 9, subpart 9.5, so that each employee will understand the absolute necessity of safeguarding proprietary information (i) developed under this contract, and (ii) provided to the contractor during performance of this contract from any one other than the Contractor's employees who have a need to know, and the U.S. Government.

            (i) The contracting officer or his designated representatives shall have full access for inspection of the contractor's premises, policies, and records for the purpose of reviewing actions and programs undertaken by the contractor to safeguard all information derived from this contract so that full compliance with FAR 9.5 policy requirements is achieved.

            (j) Upon receipt of a Work Directive for effort issued under the provisions of this contract, the Contractor shall conduct a review of actual or potential Organizational Conflict of Interest (OCOI) as defined in and within the meaning of FAR subpart 9.5. If in the opinion of the Contractor the performance of a Work Directive directed under this contract will involve an actual or potential Organizational Conflict of Interest, the Contractor shall notify the Contracting Officer and provide justification in support of its opinion. The Contracting Officer will thereupon determine whether in fact the Work Directive involved is an Organizational Conflict of Interest. If the Contracting Officer determines that an OCOI is involved, the Contractor shall not perform said Work Directive unless the parties agree to the restrictions imposed by FAR subpart 9.5.

F.3   CLAUSES INCORPORATED BY REFERENCE

The following Federal Acquisition Regulation (FAR) and Defense Federal Acquisition Regulation Supplement (DFARS) and TACOM FAR clauses are incorporated by reference (Reference number formats are FAR = 52.xxx; DFARS = 252.xxx; TACOM FAR = 52.xxx- 4xxx).

----------- ------------------ ------------------------------------------------------------------------- --------------
Prime       Reference Number   Clause Title                                                              Date
Ref #
----------- ------------------ ------------------------------------------------------------------------- --------------
I-1         52.202-1           Definitions                                                               MAY/2001
----------- ------------------ ------------------------------------------------------------------------- --------------
I-2         52.203-3           Gratuities                                                                APR/1984
----------- ------------------ ------------------------------------------------------------------------- --------------
I-3         52.203-5           Covenant Against Contingent Fees                                          APR/1984
----------- ------------------ ------------------------------------------------------------------------- --------------

----------- ------------------ ------------------------------------------------------------------------- --------------
I-4         52.203-6           Restrictions on Subcontractor Sales to the Government                     JUL/1995
----------- ------------------ ------------------------------------------------------------------------- --------------
I-5         52.203-7           Anti-Kickback Procedures                                                  JUL/1995
----------- ------------------ ------------------------------------------------------------------------- --------------
I-6         52.203-8           Cancellation, Rescission and Recovery of Funds for Illegal or Improper    JAN/1997
                               Activity
----------- ------------------ ------------------------------------------------------------------------- --------------
I-7         52.203-10          Price or Fee Adjustment for Illegal or Improper Activity                  JAN/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
I-8         52.203-12          Limitation on Payments to Influence Certain Federal Transactions          JUN/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
I-9         52.204-4           Printing/Copying Double-Sided on Recycled Paper                           AUG/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-10        52.209-6           Protecting the Government's Interest when Subcontracting with             JUL/1995
                               Contractors Debarred, Suspended, or Proposed for Debarment
----------- ------------------ ------------------------------------------------------------------------- --------------
I-11        52.211-15          Defense Priority and Allocation Requirements                              SEP/1990
----------- ------------------ ------------------------------------------------------------------------- --------------
D-1         52.211-4113        Bar Code Marking                                                          SEP/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-12        52.215-2           Audit and Records - Negotiations                                          JUN/1999
----------- ------------------ ------------------------------------------------------------------------- --------------
I-13        52.215-10          Price Reduction for Defective Cost or Pricing Data                        OCT/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
I-14        52.215-12          Subcontractor Cost or Pricing Data                                        OCT/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
I-15        52.215-15          Pension Adjustments and Asset Reversions                                  DEC/1998
----------- ------------------ ------------------------------------------------------------------------- --------------
I-16        52.215-17          Waiver of Facilities Capital Cost of Money                                OCT/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
I-17        52.215-18          Reversion or Adjustment of Plans for Postretirement Benefits (PRB)        OCT/1997
                               Other than Pensions
----------- ------------------ ------------------------------------------------------------------------- --------------
I-18        52.215-19          Notification of Ownership Changes                                         OCT/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
I-84                           52.215-21 Requirements for Cost or Pricing Data
                               or Information other than Cost or OCT/1997
                               Pricing Data - Modifications - (Alternate III
                               (OCT 1997))
----------- ------------------ ------------------------------------------------------------------------- --------------
            52.232-7           Payments under Time and Materials and Labor - Hour Contracts (Alternate   MAR/2000
                               I )(MAR 2000)
----------- ------------------ ------------------------------------------------------------------------- --------------
H-19        52.216-4008        Status of Funds on Cost Reimbursement Contracts / CINS                    JUN/1989
----------- ------------------ ------------------------------------------------------------------------- --------------
I-21        52.219-8           Utilization of Small Business Concerns                                    OCT/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-22        52.222-1           Notice to the Government of Labor Disputes                                FEB/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
            52.222-2           Payment for Overtime Premiums (Zero inserted in the first sentence of     JUL/1990
                               subparagraph (a))
----------- ------------------ ------------------------------------------------------------------------- --------------
I-23        52.222-4           Contract Work Hours and Safety Standards Act - Overtime Compensation      SEP/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-24        52.222-20          Walsh-Healey Public Contracts Act                                         DEC/1996
----------- ------------------ ------------------------------------------------------------------------- --------------
I-25        52.222-21          Prohibition of Segregated Facilities                                      FEB1999
----------- ------------------ ------------------------------------------------------------------------- --------------
I-26        52.222-26          Equal Opportunity                                                         APR/2002
----------- ------------------ ------------------------------------------------------------------------- --------------
I-27        52.222-35          Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era  DEC/2001
----------- ------------------ ------------------------------------------------------------------------- --------------
I-28        52.222-36          Affirmative Action for Workers with Disabilities                          JUN/1998
----------- ------------------ ------------------------------------------------------------------------- --------------
I-29        52.222-37          Employment Reports on Special Disabled Veterans, Veterans of the          DEC/2001
                               Vietnam Era, and Other Eligible Veterans
----------- ------------------ ------------------------------------------------------------------------- --------------
I-30        52.223-6           Drug Free Workplace                                                       MAY/2001
----------- ------------------ ------------------------------------------------------------------------- --------------
I-86        52.223-11          Ozone - Depleting Substances                                              MAY/2001
----------- ------------------ ------------------------------------------------------------------------- --------------
I-31        52.225-8           Duty-Free Entry                                                           FEB/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-32        52.225-13          Restrictions on Certain Foreign Purchases                                 JUL/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-33        52.227-1           Authorization and Consent                                                 JUL/1995
----------- ------------------ ------------------------------------------------------------------------- --------------
I-34        52.227-2           Notice and Assistance Regarding Patent and Copyright Infringement         AUG/1996
----------- ------------------ ------------------------------------------------------------------------- --------------
I-35        52.227-3           Patent Indemnity                                                          APR/1984
----------- ------------------ ------------------------------------------------------------------------- --------------
I-36        52.227-11          Patent Rights - Retention By the Contractor (Short Form)                  JUN/1997
----------- ------------------ ------------------------------------------------------------------------- --------------

----------- ------------------ ------------------------------------------------------------------------- --------------
I-37        52.228-7           Insurance - Liability to Third Persons                                    MAR/1996
----------- ------------------ ------------------------------------------------------------------------- --------------
I-38        52.232-9           Limitation on Withholding of Payments                                     APR/1984
----------- ------------------ ------------------------------------------------------------------------- --------------
I-40        52.232-20          Limitation of Cost                                                        APR/1984
----------- ------------------ ------------------------------------------------------------------------- --------------
I-41        52.232-23          Assignment of Claims                                                      JAN/1986
----------- ------------------ ------------------------------------------------------------------------- --------------
G-3         52.232-4005        Invoice Information Requirement                                           JAN/1988
----------- ------------------ ------------------------------------------------------------------------- --------------
I-44        52.233-1           Disputes                                                                  DEC/1998
----------- ------------------ ------------------------------------------------------------------------- --------------
I-45        52.233-3           Protest After Award - (Alternate I, dated JUN 1985)                       AUG/1996
----------- ------------------ ------------------------------------------------------------------------- --------------
I-46        52.242-1           Notice of Intent to Disallow Costs                                        APR/1984
----------- ------------------ ------------------------------------------------------------------------- --------------
I-47        52.242-3           Penalties for Unallowable Costs                                           MAY/2001
----------- ------------------ ------------------------------------------------------------------------- --------------
I-48        52.242-4           Certification of Indirect Costs                                           JAN/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
I-49        52.242-13          Bankruptcy                                                                JUL/1995
----------- ------------------ ------------------------------------------------------------------------- --------------
F-1         52.242-15          Stop Work Order - (Alternate 1, dated APR 1984)                           AUG/1989
----------- ------------------ ------------------------------------------------------------------------- --------------
G-4         52.242-4011        Work Directives                                                           FEB/1998
----------- ------------------ ------------------------------------------------------------------------- --------------
            52.243-3           Changes - Time and Materials or Labor-Hours                               SEP/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-52        52.243-7           Notification of Changes                                                   APR/1984
----------- ------------------ ------------------------------------------------------------------------- --------------
I-53        52.244-2           Subcontracts (Alt I - AUG 1998)                                           AUG/1998
----------- ------------------ ------------------------------------------------------------------------- --------------
I-54        52.245-5           Government Property (Cost-Reimbursement, Time-and-Material, or            JAN/1986
                               Labor-Hour Contracts)  (Deviation, per DAR Tracking Number 99-00008, 13
                               July 99)
----------- ------------------ ------------------------------------------------------------------------- --------------
I-55        52.245-18          Special Test Equipment                                                    FEB/1993
----------- ------------------ ------------------------------------------------------------------------- --------------
            52.246-6           Inspection - Time and Material and Labor-Hours                            MAY/2001
----------- ------------------ ------------------------------------------------------------------------- --------------
I-56        52.246-23          Limitation of Liability                                                   FEB/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
I-57        52.247-1           Commercial Bill of Lading Notations. The notation set forth in            APR/1984
                               paragraph (a) of the clause applies in this contract.  The agency name in line one of the notation shall read: US Army Tank-Automotive &
                               Armaments Command
----------- ------------------ ------------------------------------------------------------------------- --------------
F-2         52.247-34          F.O.B. Destination                                                        NOV/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
I-58        52.247-63          Preference for U.S. - Flag Air Carriers                                   JAN/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
D-2         52.247-4016        Heat Treatment and Marking of Wood Packaging Materials                    SEP/2001
----------- ------------------ ------------------------------------------------------------------------- --------------
I-59        52.249-6           Termination (Cost-Reimbursement)                                          SEP/1996
----------- ------------------ ------------------------------------------------------------------------- --------------
I-60        52.249-14          Excusable Delays                                                          APR/1984
----------- ------------------ ------------------------------------------------------------------------- --------------
I-61        52.253-1           Computer Generated Forms                                                  JAN/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
H-1         252.203-7002       Display of DOD Hotline Poster                                             DEC/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
H-2         252.204-7002       Payment for Subline Items Not Separately Priced                           DEC/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
I-62        252.204-7003       Control of Government Personnel Work Product                              APR/1992
----------- ------------------ ------------------------------------------------------------------------- --------------
H-3         252.205-7000       Provision of Information to Cooperative Agreement Holders                 DEC/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
I-63        252.209-7000       Acquisition from Subcontractors Subject to On-Site Inspection Under the   NOV/1995
                               Intermediate-Range Nuclear Forces (INF) Treaty
----------- ------------------ ------------------------------------------------------------------------- --------------
I-64        252.209-7004       Subcontracting with Firms that are Owned or Controlled by the             MAR/1998
                               Government of a Terrorist Country per DoD interim rule, Federal
                               Register 27 Mar 98
----------- ------------------ ------------------------------------------------------------------------- --------------
I-65        252.211-7005       Substitutions for Military or Federal Specifications and Standards        AUG/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-66        252.215-7000       Pricing Adjustments                                                       DEC/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
I-67        252.215-7002       Cost Estimating System Requirements                                       OCT/1998
----------- ------------------ ------------------------------------------------------------------------- --------------
H-4         252.225-7001       Buy American Act and Balance of Payments Program                          MAR/1998
----------- ------------------ ------------------------------------------------------------------------- --------------
H-5         252.225-7002       Qualifying Country Sources as Subcontractors                              DEC/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
H-6         252.225-7009       Duty-Free-Entry - Qualifying Country Supplies (End Products and           AUG/2000
                               Components)
----------- ------------------ ------------------------------------------------------------------------- --------------
H-7         252.225-7010       Duty-Free-Entry - Additional Provisions                                   AUG/2000
----------- ------------------ ------------------------------------------------------------------------- --------------

----------- ------------------ ------------------------------------------------------------------------- --------------
I-68        252.225-7012       Preference for Certain Domestic Commodities                               AUG/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-69        252.225-7014       Preference for Domestic Specialty Metals (Alt 1)                          MAR/1998
----------- ------------------ ------------------------------------------------------------------------- --------------
I-89        252.225-7015       Preference for Domestic Hand or Measuring Tools                           DEC/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
I-70        252.225-7016       Restriction on Acquisition of Ball and Roller Bearings                    DEC/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-71        252.225-7025       Restriction on Acquisition of Forgings                                    JUN/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
I-72        252.225-7026       Reporting of Contract Performance Outside the United States               JUN/2000
----------- ------------------ ------------------------------------------------------------------------- --------------
I-73        252.225-7031       Secondary Arab Boycott of Israel                                          JUN/1992
----------- ------------------ ------------------------------------------------------------------------- --------------
H-14        252.226-7043       Antiterrorism/Force Protection for Defense Contractors Outside the        JUN/1998
                               United States
----------- ------------------ ------------------------------------------------------------------------- --------------
I-74        252.227-7013       Rights in Technical Data - Noncommercial Items                            NOV/1995
----------- ------------------ ------------------------------------------------------------------------- --------------
I-75        252.227-7015       Technical Data - Commercial Items                                         NOV/1995
----------- ------------------ ------------------------------------------------------------------------- --------------
I-76        252.227-7016       Rights in Bid or Proposal Information                                     JUN/1995
----------- ------------------ ------------------------------------------------------------------------- --------------
I-77        252.227-7017       Identification and Assertion of Use, Release, or Disclosure Restrictions  JUN/1995
----------- ------------------ ------------------------------------------------------------------------- --------------
I-78        252.227-7020       Rights in Special Works                                                   JUN/1995
----------- ------------------ ------------------------------------------------------------------------- --------------
I-79        252.227-7025       Limitations on the Use or Disclosure of Government-Furnished              JUN/1995
                               Information Marked with Restrictive Legends
----------- ------------------ ------------------------------------------------------------------------- --------------
I-80        252.227-7030       Technical Data - Withholding of Payment                                   OCT/1988
----------- ------------------ ------------------------------------------------------------------------- --------------
I-81        252.227-7034       Patents - Subcontracts                                                    APR/1984
----------- ------------------ ------------------------------------------------------------------------- --------------
H-8         252.227-7036       Declaration of Technical Data Conformity                                  JAN/1997
----------- ------------------ ------------------------------------------------------------------------- --------------
H-9         252.227-7037       Validation of Restrictive Markings on Technical Data                      SEP/1999
----------- ------------------ ------------------------------------------------------------------------- --------------
H-17        252.227-7039       Patents - Reporting of Subject Inventions                                 APR/1990
----------- ------------------ ------------------------------------------------------------------------- --------------
H-10        252.231-7000       Supplemental Cost Principles                                              DEC/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
H-11        252.235-7011       Final Scientific or Technical Report                                      SEP/1999
----------- ------------------ ------------------------------------------------------------------------- --------------
I-82        252.242-7000       Postaward Conference                                                      DEC/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
I-83        252.244-7000       Subcontracts for Commercial Items and Commercial Components (DoD          MAR/2000
                               Contracts)
----------- ------------------ ------------------------------------------------------------------------- --------------
H-12        252.246-7000       Material Inspection and Receiving Report                                  DEC/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
H-13        252.246-7001       Warranty of Data                                                          DEC/1991
----------- ------------------ ------------------------------------------------------------------------- --------------
I-90        252.247-7023       Transportation of Supplies by Sea                                         NOV/1995
----------- ------------------ ------------------------------------------------------------------------- --------------
I-91        252.247-7024       Notification of Transportation of Supplies by Sea                         MAR/2000
----------- ------------------ ------------------------------------------------------------------------- --------------